SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Moderate Allocation Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of the funds' prospectus.
Darwei Kung, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2023.
The following information replaces the existing similar disclosure relating to each fund contained under the “MANAGEMENT” heading in the “Fund Details” section of the funds’ prospectus.
The following Portfolio Manager is primarily responsible for the day-to-day management of each fund.
Darwei Kung, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2023.
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Joined DWS in 2006; previously worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
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Portfolio Manager: New York.
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BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Please Retain This Supplement for Future Reference
April 25, 2023
PROSTKR23-25